                                                                     Exhibit 3.3



                                    BY-LAWS

                                      OF

                         TELECORP COMMUNICATIONS, INC.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I - OFFICES................................................................................      1
     Section 1.1.  Registered Office...............................................................      1
     Section 1.2.  Other Offices...................................................................      1

ARTICLE II - STOCKHOLDERS' MEETINGS................................................................      1
     Section 2.1.  Place of Meetings...............................................................      1
     Section 2.2.  Annual Meetings.................................................................      1
     Section 2.3.  Notice of Meeting...............................................................      1
     Section 2.4.  Stockholders' List..............................................................      1
     Section 2.5.  Special Meetings................................................................      2
     Section 2.6.  Notice of Special Meetings......................................................      2
     Section 2.7.  Quorum..........................................................................      2
     Section 2.8.  Voting..........................................................................      2
     Section 2.9.  Proxies.........................................................................      3
     Section 2.10. Consent in Lieu of Meeting......................................................      3

ARTICLE III - DIRECTORS............................................................................      3
     Section 3.1.  General Powers..................................................................      3
     Section 3.2.  Number of Directors.............................................................      3
     Section 3.3.  Vacancies.......................................................................      4
     Section 3.4.  Place of Meetings...............................................................      4
     Section 3.5.  Committees of Directors.........................................................      4
     Section 3.6.  Compensation of Directors.......................................................      4
     Section 3.7.  Annual Meeting..................................................................      5
     Section 3.8.  Regular or Special Meetings.....................................................      5
     Section 3.9.  Action Without Meeting..........................................................      5
     Section 3.10. Quorum and Manner of Acting.....................................................      5
     Section 3.11. Removal.........................................................................      6

ARTICLE IV - OFFICERS..............................................................................      6
     Section 4.1.  Executive Officers..............................................................      6
     Section 4.2.  Election, Term of Office and Eligibility........................................      6
     Section 4.3.  Subordinate Officers............................................................      6
     Section 4.4.  Removal.........................................................................      6
     Section 4.5A. Chairman........................................................................      7
     Section 4.5B. The President...................................................................      7
     Section 4.6.  The Vice Presidents.............................................................      7
     Section 4.7.  The Secretary...................................................................      7
     Section 4.8.  The Assistant Secretaries.......................................................      8
     Section 4.9.  The Treasurer...................................................................      8
     Section 4.10. The Assistant Treasurers........................................................      8
     Section 4.11. Salaries........................................................................      8
     Section 4.12. Bonds...........................................................................      8
     Section 4.13. Delegation of Duties............................................................      9

ARTICLE V - SHARES OF STOCK........................................................................      9
     Section 5.1.  Issuance and Regulation.........................................................      9
     Section 5.2.  Stock Certificates..............................................................      9
     Section 5.3.  Restriction on Transfer of Securities...........................................      9
     Section 5.4.  Transfer of Shares..............................................................     10
     Section 5.5.  Fixing Date for Determination of Stockholders of Record.........................     10
     Section 5.6.  Lost Certificate................................................................     11

ARTICLE VI - BOOKS AND RECORDS.......................................................................   11
     Section 6.1.  Location..........................................................................   11
     Section 6.2.  Inspection........................................................................   11
     Section 6.3.  Corporate Seal....................................................................   12

ARTICLE VII - DIVIDENDS AND RESERVES.................................................................   12
     Section 7.1.  Dividends.........................................................................   12
     Section 7.2.  Reserves..........................................................................   12

ARTICLE VIII - MISCELLANEOUS PROVISIONS..............................................................   12
     Section 8.1.  Fiscal Year.......................................................................   12
     Section 8.2.  Depositories......................................................................   12
     Section 8.3.  Checks, Drafts and Notes..........................................................   12
     Section 8.4.  Contracts and Other Instruments...................................................   13
     Section 8.5.  Notices...........................................................................   13
     Section 8.6.  Waivers of Notice.................................................................   13
     Section 8.7.  Stock in Other Corporations.......................................................   13
     Section 8.8.  Indemnification of Officers, Directors, Employees and Agents; Insurance...........   14
     Section 8.9.  Amendment of By-Laws..............................................................   15

ARTICLE I - OFFICES..................................................................................    1
     Section 1.1.  Registered Office.................................................................    1
     Section 1.2.  Other Offices.....................................................................    1

ARTICLE II - STOCKHOLDERS' MEETINGS..................................................................    1
     Section 2.1.  Place of Meetings.................................................................    1
     Section 2.2.  Annual Meetings...................................................................    1
     Section 2.3.  Notice of Meeting.................................................................    1
     Section 2.4.  Stockholders' List................................................................    1
     Section 2.5.  Special Meetings..................................................................    2
     Section 2.6.  Notice of Special Meetings........................................................    2
     Section 2.7.  Quorum............................................................................    2
     Section 2.8.  Voting............................................................................    3
     Section 2.9.  Proxies...........................................................................    3
     Section 2.10. Consent in Lieu of Meeting........................................................    3

ARTICLE III - DIRECTORS..............................................................................    3
     Section 3.1.  General Powers....................................................................    3
     Section 3.2.  Number of Directors...............................................................    4
     Section 3.3.  Vacancies.........................................................................    4
     Section 3.4.  Place of Meetings.................................................................    4
     Section 3.5.  Committees of Directors...........................................................    4
     Section 3.6.  Compensation of Directors.........................................................    5
     Section 3.7.  Annual Meeting....................................................................    5
     Section 3.8.  Regular or Special Meetings.......................................................    5
     Section 3.9.  Action Without Meeting............................................................    5
     Section 3.10. Quorum and Manner of Acting.......................................................    6
     Section 3.11. Removal...........................................................................    6

ARTICLE IV - OFFICERS................................................................................    6
     Section 4.1.  Executive Officers................................................................    6
     Section 4.2.  Election, Term of Office and Eligibility..........................................    6
     Section 4.3.  Subordinate Officers..............................................................    6

     Section 4.4.   Removal..........................................................................    7
     Section 4.5A.  Chairman.........................................................................    7
     Section 4.5B.  The President....................................................................    7
     Section 4.6.   The Vice Presidents..............................................................    7
     Section 4.7.   The Secretary....................................................................    7
     Section 4.8.   The Assistant Secretaries........................................................    8
     Section 4.9.   The Treasurer....................................................................    8
     Section 4.10.  The Assistant Treasurers.........................................................    8
     Section 4.11.  Salaries.........................................................................    9
     Section 4.12.  Bonds............................................................................    9
     Section 4.13.  Delegation of Duties.............................................................    9

ARTICLE V - SHARES OF STOCK..........................................................................    9
     Section 5.1.   Issuance and Regulation..........................................................    9
     Section 5.2.   Stock Certificates...............................................................    9
     Section 5.3.   Restriction on Transfer of Securities............................................    9
     Section 5.4.   Transfer of Shares...............................................................   10
     Section 5.5.   Fixing Date for Determination of Stockholders of Record..........................   11
     Section 5.6.   Lost Certificate.................................................................   11

ARTICLE VI - BOOKS AND RECORDS.......................................................................   12
     Section 6.1.   Location.........................................................................   12
     Section 6.2.   Inspection.......................................................................   12
     Section 6.3.   Corporate Seal...................................................................   12

ARTICLE VII - DIVIDENDS AND RESERVES.................................................................   12
     Section 7.1.   Dividends........................................................................   12
     Section 7.2.   Reserves.........................................................................   12

ARTICLE VIII - MISCELLANEOUS PROVISIONS..............................................................   13
     Section 8.1.   Fiscal Year......................................................................   13
     Section 8.2.   Depositories.....................................................................   13
     Section 8.3.   Checks, Drafts and Notes.........................................................   13
     Section 8.4.   Contracts and Other Instruments..................................................   13
     Section 8.5.   Notices..........................................................................   13
     Section 8.6.   Waivers of Notice................................................................   13
     Section 8.7.   Stock in Other Corporations......................................................   14
     Section 8.8.   Indemnification of Officers, Directors, Employees and Agents; Insurance..........   14
     Section 8.9.   Amendment of By-Laws.............................................................   16

                                    BY-LAWS
                                    -------

                                      OF

                         TELECORP COMMUNICATIONS, INC.
                         -----------------------------

                                   ARTICLE I
                                   ---------


                                    OFFICES
                                    -------

  Section 1.1.  Registered Office.  The registered office of the corporation
  -----------   -----------------
shall be maintained in the State of Delaware, and the registered agent in charge thereof is The Corporation Trust Company.

  Section 1.2.  Other Offices.  The corporation may also have offices in
  -----------   -------------
Washington, D.C. and at such other places as the Board of Directors may from time to time determine or the business of the corporation may require.


                                  ARTICLE II
                                  ----------

                            STOCKHOLDERS' MEETINGS
                            ----------------------

  Section 2.1.  Place of Meetings.  All meetings of the stockholders, whether
  -----------   -----------------
annual or special, shall be held at the offices of the corporation in Washington, D.C., or at such other place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

  Section 2.2.  Annual Meetings.  An annual meeting of the stockholders,
  -----------   ---------------
commencing with the year 1998, shall be held on the second Tuesday in April of each year, but if a legal holiday, then on the next secular day following, or at such later date as the Board of Directors shall determine. At the annual meeting of the stockholders, the stockholders shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

  Section 2.3.  Notice of Meeting.  Written notice of the annual meeting stating
  -----------   -----------------
the place, date and hour of the meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

  Section 2.4.  Stockholders' List.  At least ten (10) days before every meeting
  -----------   ------------------
of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

  Section 2.5.  Special Meetings.  Special meetings of the stockholders, for any
  -----------   ----------------
purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, as amended from time to time (the "Certificate of Incorporation") may be called by the President and shall be called by the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning at least twenty-five percent (25%) of the number of shares of all classes of the corporation's common stock issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

  Section 2.6.  Notice of Special Meetings.  Written notice of a special
  -----------   --------------------------
meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

  Section 2.7.  Quorum.  The holders of a majority of the shares issued and
  -----------   ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the place, date and hour of the adjourned meeting, until a quorum shall again be present or represented by proxy. At the adjourned meeting at which a quorum shall be present or represented by proxy, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  Section 2.8.  Voting.  When a quorum is present at any meeting, and subject to
  -----------   ------
the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-Laws in respect of the vote that shall be required for a specified action, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Certificate of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

  Section 2.9.  Proxies.  Each stockholder entitled to vote at a meeting of
  -----------   -------
stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

  Section 2.10.  Consent in Lieu of Meeting.  Subject to and except as otherwise
  ------------   --------------------------
provided in the Certificate of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or these By-Laws, the meeting, notice of the meeting, and vote of stockholders may be dispensed with if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock having the right to vote and shall be delivered to the corporation or its registered agent by hand, or by certified or registered mail, return receipt requested. No written consent shall be effective to take the corporate action referenced to therein unless within 60 days of the earliest dated consent properly delivered to the corporation, written consents signed by all of holders are properly delivered to the corporation.


                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

  Section 3.1.  General Powers.  Subject only to the Certificate of
  -----------   --------------
Incorporation of the corporation, the business and affairs of the corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the corporation and do all such acts and things as are not by the General Corporation Law of the State of Delaware nor by the Certificate of Incorporation nor by these By-Laws directed or required to be exercised or done by the stockholders.

  Section 3.2.  Number of Directors.  Subject to and except as otherwise
  -----------   -------------------
provided in the Certificate of Incorporation, the number of directors which shall constitute the whole Board shall be fixed at two or such other number as the stockholders may from time to time establish, except that whenever there shall be only one stockholder the number of directors shall be not less than one. The directors shall be elected at the annual meeting of the stockholders, and each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

  Section 3.3.  Vacancies.  If the office of any director or directors becomes
  -----------   ---------
vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, or a new directorship is created, subject to and except as otherwise provided in the Certificate of Incorporation, the holders of a majority of shares issued and outstanding and entitled to vote in elections of directors, shall choose a successor or successors, or a director to fill the newly created directorship, who shall hold office for the unexpired term or until the next election of directors.

  Section 3.4.  Place of Meetings.  The Board of Directors may hold its meetings
  -----------   -----------------
outside of the State of Delaware, at the office of the corporation or at such other places as they may from time to time determine, or as shall be fixed in the respective notices or waivers of notice of such meetings.

  Section 3.5.  Committees of Directors.  The Board of Directors may, by
  -----------   -----------------------
resolution or resolutions passed by the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amendment to the By-Laws, of the corporation; and, unless the resolution, By-Laws, or Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

  Section 3.6.  Compensation of Directors.  Directors, as such, may receive such
  -----------   -------------------------
stated salary for their services and/or such fixed sums and expenses of attendance for attendance at each regular or special meeting of the Board of Directors as may be established by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

  Section 3.7.  Annual Meeting.  The annual meeting of the Board of Directors
  -----------   --------------
shall be held within ten (10) days after the annual meeting of the stockholders in each year. Notice of such meeting, unless waived, shall be given by mail or telegram to each director elected at such annual meeting, at his address as the same may appear on the records of the corporation, or in the absence of such address, at his residence or usual place of business, at least seven (7) days before the day on which such meeting is to be held. Said meeting may be held at such place as the Board may fix from time to time or as may be specified or fixed in such notice or waiver thereof.

  Section 3.8.  Regular or Special Meetings.  Regular Meetings of the Board may
  -----------   ---------------------------
be held according to such schedule as the Board may determine. Special meetings of the Board of Directors may be held at any time on the call of the President or at the request in writing of a majority of the directors. Notice of any such meeting, unless waived, shall be given by mail or telegram to each director at his address as the same appears on the records of the corporation not less than one day prior to the day on which such meeting is to be held if such notice is by telegram, and not less than two days prior to the day on which the meeting is to be held if such notice is by mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer or any one of the directors making the call. Any such meeting may be held at such place as the Board may fix from time to time or as may be specified or fixed in such notice or waiver thereof. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given, if all the directors shall be present thereat, and no notice of a meeting shall be required to be given to any director who shall attend such meeting.

  Section 3.9.  Action Without Meeting.  Any action required or permitted to be
  -----------   ----------------------
taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors.

  Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

  Section 3.10.  Quorum and Manner of Acting.  Except as otherwise provided in
  ------------   ---------------------------
the Certificate of Incorporation or these By-Laws, a majority of the total number of directors as at the time specified by the By-Laws shall constitute a quorum at any regular or special meeting of the Board of Directors. Except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given, except that notice shall be given to all directors if the adjournment is for more than thirty days.

  Section 3.11.  Removal.  A director may be removed at any time, either with or
  ------------   -------
without cause, but only by the affirmative vote of a majority of shares issued and outstanding and entitled to vote in elections of directors.

                                  ARTICLE IV
                                  ----------

                                   OFFICERS
                                   --------

  Section 4.1.  Executive Officers.  The executive officers of the corporation
  -----------   ------------------
shall be a Chairman, a President, such number of other executive officers, Vice Presidents, if any, as the Board of Directors may determine, a Secretary and a Treasurer. Executive officers shall report to the Board of Directors. One person may hold any number of said offices.

  Section 4.2.  Election, Term of Office and Eligibility. The executive officers
  -----------   ----------------------------------------
of the corporation shall be elected annually by the Board of Directors at its annual meeting or at a special meeting held in lieu thereof. Each officer, except such officers as may be appointed in accordance with the provisions of
Section 4.3, shall hold office until his successor shall have been duly chosen and qualified or until his death, resignation or removal. None of the officers need be members of the Board.

  Section 4.3.  Subordinate Officers.  The Board of Directors may appoint such
  -----------   --------------------
Vice Presidents, Assistant Secretaries, Assistant Treasurers, Controller and other officers, and such agents as the Board may determine, to hold office for such period and with such authority and to perform such duties as the Board may from time to time determine.

  Section 4.4.  Removal.  The Chairman, a President, any Vice President, the
  -----------   -------
Secretary and/or the Treasurer may be removed at any time, either with or without cause, but only by the affirmative vote of a majority of the total number of directors as at the time are serving under these By-Laws. Any subordinate officer appointed pursuant to Section 4.3 may be removed at any time, either with or without cause, by the majority vote of the directors present at any meeting of the Board or by any committee or officer empowered to appoint such subordinate officers.

          Section 4.5A. Chairman.  The Chairman of the Board must be a
          ------------  --------
director of the Corporation, shall preside at all regular and special meetings of the Board of Directors and stockholders of the Corporation, shall advise and counsel the President, shall in general supervise and control all of the business and affairs of the Corporation, and shall perform such other duties as the Board may from time to time assign to him.

          Section 4.5B.  The President.  The President shall perform such
          ------------   -------------
duties as the Board may from time to time assign to him. In the absence of the Chairman, he shall preside in all meetings of the stockholders and of the Board of Directors at which he may be present. He may sign, with the Treasurer or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, notes, checks, drafts, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. The President need not be a director.

          Section 4.6.  The Vice Presidents.  One or more Vice Presidents may be
          -----------   -------------------
appointed by the Board of Directors pursuant to Section 4.3 hereof. In the event of the absence or disability of the Chairman, the President, each Vice President, in the order designated, or in the absence of any designation, then in the order of their election, shall perform the duties of the Chairman. The Vice Presidents shall also perform such other duties as from time to time may be assigned to them by the Board of Directors.

          Section 4.7.  The Secretary.  The Secretary shall:
          -----------   -------------

          (a) Keep the minutes of the meetings of the stockholders and of the Board of Directors;

          (b) See that all notices are duly given in accordance with the provisions of these By-Laws or as required by law;

          (c) Be custodian of the records and of the seal of the corporation and see that the seal or a facsimile or equivalent thereof is affixed to or reproduced on all documents, the execution of which on behalf of the corporation under its seal is duly authorized;

          (d) Have charge of the stock record books of the corporation;

          (e) In general, perform all duties incident to the office of Secretary, and such other duties as are provided by these By-Laws and as from time to time are assigned to him by the Board of Directors or by the President.

          Section 4.8.  The Assistant Secretaries.  If one or more Assistant
          -----------   -------------------------
Secretaries shall be appointed pursuant to the provisions of Section 4.3 respecting subordinate officers, then, at the request of the Secretary, or in his absence or disability, the Assistant Secretary designated by the Secretary (or in the absence of such designations, then any one of such Assistant Secretaries) shall perform the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

          Section 4.9.  The Treasurer.  The Treasurer shall:
          -----------   -------------

          (a) Receive and be responsible for all funds of and securities owned or held by the corporation and, in connection therewith, among other things: keep or cause to be kept full and accurate records and accounts for the corporation; deposit or cause to be deposited to the credit of the corporation all moneys, funds and securities so received in such bank or other depositary as the Board of Directors or an officer designated by the Board may from time to time establish; and disburse or supervise the disbursement of the funds of the corporation as may be properly authorized.

          (b) Render to the Board of Directors at any meeting thereof, or from time to time whenever the Board of Directors or the President may require, financial and other appropriate reports on the condition of the corporation;

          (c) In general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or by the President.

          Section 4.10.  The Assistant Treasurers.  If one or more Assistant
          ------------   ------------------------
Treasurers shall be appointed pursuant to the provisions of Section 4.3 respecting subordinate officers, then, at the request of the Treasurer, or in his absence or disability, the Assistant Treasurer designated by the Treasurer (or in the absence of such designation, then any one of such Assistant Treasurers) shall perform all the duties of the Treasurer and when so acting shall have all the powers of and be subject to all the restrictions upon, the Treasurer.

          Section 4.11.  Salaries.  The salaries of the officers shall be fixed
          ------------   --------
from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

          Section 4.12.  Bonds.  If the Board of Directors or the President
          ------------   -----
shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors or the President, as the case may be, may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

          Section 4.13.  Delegation of Duties.  In case of the absence of any
          ------------   --------------------
officer of the corporation or for any other reason which is deemed sufficient by the Board of Directors, the Board of Directors may, for the time being, delegate his powers and duties, or any of them, to any other officer or to any director.


                                   ARTICLE V
                                   ---------

                                SHARES OF STOCK
                                ---------------

          Section 5.1.  Issuance and Regulation.  Subject to the terms of any
          -----------   -----------------------
contract of the corporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issue, transfer, and registration of certificates for shares of the stock of the corporation, including the issue of new certificates for lost, stolen or destroyed certificates, and including the appointment of transfer agents and registrars.

          Section 5.2.  Stock Certificates.  Certificates for shares of the
          -----------   ------------------
stock of the corporation shall be respectively numbered serially for each class of stock, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the President or a Vice President, and by the Secretary or Treasurer, or an Assistant Secretary or an Assistant Treasurer, provided that such signatures may be facsimiles on any certificate countersigned by a transfer agent other than the corporation or its employee. Each certificate shall exhibit the name of the corporation, the class (or series of any class) and number of shares represented thereby, and the name of the holder. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors.

          Section 5.3.  Restriction on Transfer of Securities. A restriction
          -----------   -------------------------------------
on the transfer or registration of securities of the corporation may be imposed either by the Certificate of Incorporation or by these By-Laws or by an agreement among any number of security holders or among such holders and the corporation. No restriction so imposed shall be binding with respect to securities issued prior to the adoption of the restriction unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

          A restriction on the transfer of securities of the corporation is permitted by this Section if it:

          (a) Obligates the holder of the restricted securities to offer to the corporation or to any other holders of securities of the corporation or to any other person or to any combination of the foregoing a prior opportunity, to be exercised within a reasonable time, to acquire the restricted securities; or

          (b) Obligates the corporation or any holder of securities of the corporation or any other person or any combination of the foregoing to purchase the securities which are the subject of an agreement respecting the purchase and sale of the restricted securities; or

          (c) Requires the corporation or the holders of any class of securities of the corporation to consent to any proposed transfer of the restricted securities or to approve the proposed transferee of the restricted securities; or

          (d) Prohibits the transfer of the restricted securities to designated persons or classes of persons; and such designation is not manifestly unreasonable; or

          (e) Restricts transfer or registration of transfer in any other lawful manner.

          Unless noted conspicuously on the security, a restriction, even though permitted by this Section, is ineffective except against a person with actual knowledge of the restriction.

          Section 5.4. Transfer of Shares.  Subject to the restrictions
          -----------  ------------------
permitted by Section 5.3, shares of the capital stock of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender or cancellation of a certificate or certificates for a like number of shares. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the registered holder of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Delaware.

          Section 5.5. Fixing Date for Determination of Stockholders of Record.
          -----------  -------------------------------------------------------
In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

          If no record date is fixed:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

          (b) The record date for determining stockholders entitled to express consent to corporation action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed;

          (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 5.6.  Lost Certificate.  Any stockholder claiming that a
          -----------   ----------------
certificate representing shares of stock has been lost, stolen or destroyed may make an affidavit or affirmation of the fact and, if the Board of Directors so requires, advertise the same in a manner designated by the Board, and give the corporation a bond of indemnity in form and with security for an amount satisfactory to the Board (or an officer or officers designated by the Board), whereupon a new certificate may be issued of the same tenor and representing the same number, class and/or series of shares as were represented by the certificate alleged to have been lost, stolen or destroyed.


                                  ARTICLE VI
                                  ----------

                               BOOKS AND RECORDS
                               -----------------

          Section 6.1.  Location.  The books, accounts and records of the
          -----------   --------
corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

          Section 6.2.  Inspection.  The books, accounts, and records of the
          -----------   ----------
corporation shall be open to inspection by any member of the Board of Directors at all times; and open to inspection by the stockholders at such times, and subject to such regulations as the Board of Directors may prescribe, except as otherwise provided by statute.

          Section 6.3.  Corporate Seal.  The corporate seal shall contain two
          -----------   --------------
concentric circles between which shall be the name of the corporation and the word "Delaware" and in the center shall be inscribed the year of incorporation.


                                  ARTICLE VII
                                  -----------

                            DIVIDENDS AND RESERVES
                            ----------------------

  Section 7.1.  Dividends.  The Board of Directors of the corporation, subject
  -----------   ---------
to any restrictions contained in the Certificate of Incorporation and other lawful commitments of the corporation, may declare and pay dividends upon the shares of its capital stock either out of the surplus of the corporation, as defined in and computed in accordance with the General Corporation Law of the State of Delaware, or in case there shall be no such surplus, out of the net profits of the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation, computed in accordance with the General Corporation Law of the State of Delaware, shall have been diminished by depreciation in the value of its property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, the Board of Directors of the corporation shall not declare and pay out of such net profits any dividends upon any shares of any classes of its capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired.

  Section 7.2.  Reserves.  The Board of Directors of the corporation may set
  -----------   --------
apart, out of any of the funds of the corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.


                                 ARTICLE VIII
                                 ------------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

  Section 8.1.  Fiscal Year.  The fiscal year of the corporation shall end on
  -----------   -----------
the 31st day of December of each year.

  Section 8.2.  Depositories.  The Board of Directors or an officer designated
  -----------   ------------
by the Board shall appoint banks, trust companies, or other depositories in which shall be deposited from time to time the money or securities of the corporation.

  Section 8.3.  Checks, Drafts and Notes.  All checks, drafts, or other orders
  -----------   ------------------------
for the payment of money and all notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or agent or agents as shall from time to time be designated by resolution of the Board of Directors or by an officer appointed by the Board.

  Section 8.4.  Contracts and Other Instruments.  The
  -----------   -------------------------------

Board of Directors may authorize any officer, agent or agents to enter into any contract or execute and deliver any instrument in the name and on behalf of the corporation and such authority may be general or confined to specific instances.

  Section 8.5.  Notices.  Whenever under the provisions of the statutes or of
  -----------   -------
the Certificate of Incorporation or of these By-Laws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in a post office or letter box, in a postpaid sealed wrapper, or by delivery to a telegraph company, addressed to such director or stockholder at such address as appears on the records of the corporation, or, in default of other address, to such director or stockholder at the General Post Office in the City of Dover, Delaware, and such notice shall be deemed to be given at the time when the same shall be thus mailed or delivered to a telegraph company.

  Section 8.6.  Waivers of Notice.  Whenever any notice is required to be given
  -----------   -----------------
under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

  Section 8.7.  Stock in Other Corporations.  Any shares of stock in any other
  -----------   ---------------------------
corporation which may from time to time be held by this corporation may be represented and voted at any meeting of shareholders of such corporation by the President or a Vice President, or by any other person or persons thereunto authorized by the Board of Directors, or by any proxy designated by written instrument of appointment executed in the name of this corporation by its President or a Vice President. Shares of stock belonging to the corporation need not stand in the name of the corporation, but may be held for the benefit of the corporation in the individual name of the Treasurer or of any other nominee designated for the purpose by the Board of Directors. Certificates for shares so held for the benefit of the corporation shall be endorsed in blank or have proper stock powers attached so that said certificates are at all times in due form for transfer, and shall be held for safekeeping in such manner as shall be determined from time to time by the Board of Directors.

  Section 8.8.  Indemnification of Officers, Directors, Employees and Agents;
  -----------   -------------------------------------------------------------
Insurance.  Any person who was or is a party or is threatened to be made a party
---------
to any threatened, pending or
completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a
        ---- ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

  Any indemnification under the first two paragraphs of this Section 8.8 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in the first two paragraphs of this
Section 8.8. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or if such a quorum is not obtainable (or, even if obtainable a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the stockholders.

  Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Section 8.8.

  The indemnification provided by this Section 8.8 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section 8.8.

  For the purposes of this Section 8.8., all words and phrases used herein shall have the meanings ascribed to them under Section 145 of the General Corporation Law of the State of Delaware.

  Section 8.9.  Amendment of By-Laws.
  -----------   --------------------

  Subject to and except as otherwise provided in the Certificate of Incorporation, the stockholders, by the affirmative vote of the holders of a majority of the stock issued and outstanding and having voting power may, at any annual or special meeting if notice of such alteration or amendment of the By-Laws is contained in the notice of such meeting, adopt, amend, or repeal these By-Laws, and alterations or amendments of By-Laws made by the stockholders shall not be altered or amended by the Board of Directors.